Exhibit 32.2
US BioEnergy Corporation
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Quarterly Report of US BioEnergy Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard K. Atkinson, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2007	/s/ Richard K. Atkinson
Richard K. Atkinson
Senior Vice President and Chief Financial Officer (Principal Financial Officer)